Exhibit 10.2.3 Employers Mutual Casualty Company Executive Annual Bonus Plan PLAN OVERVIEW The Employers Mutual Casualty Company Executive Annual Bonus Plan (the “Annual Plan”) is designed to reward superior calendar-year performance for the senior executive officers of Employers Mutual Casualty Company (“the Company”). The Annual Plan helps EMC attract and retain high caliber senior executives. The Annual Plan provides compensatory motivation to achieve specified targets to incent senior executive officers to continually strive for optimal results. The following organization goals are the foundation for the Annual Plan: • Underwriting profitability • Strengthening and protecting surplus • Premium growth GENERAL PLAN STRUCTURE Terms in bold are defined in the “Definitions and Sources” section. The three components that contribute to the Annual Plan calculation are: • Trade Combined Ratio • Surplus growth • Written premium growth The Trade Combined Ratio (“TCR”) is a calculation that assesses the Company's ability to generate an underwriting profit and serves as the heaviest weight for the overall Annual Plan calculation. The Surplus component rewards our ability to improve the strength of our policyholder's surplus. The Written Premium component gauges our ability to increase overall written premium volume. The impact from changes in Surplus and changes in Written Premium are subject to minimum and maximum contributions. For each of these components, a base percentage for meeting the pre-determined corporate goal is adjusted, up or down, to account for exceeding or missing the goal target. The result for each of the three components is added together to calculate the Unmodified Plan Percentage. The Unmodified Plan Percentage is then adjusted, for each Eligible Officer, using the Role Adjustment Factor (accounts for the officer level or committee membership), Service Adjustment Factor (prorates the bonus percentage for any officers not eligible the entire year) and Retirement Notice Adjustment Factor (adjusts the bonus for retirees based on whether adequate retirement notice was provided). The resulting percentage is the Individual Plan Percentage, which is then applied to the officer's Salary to calculate the Annual Plan Payout. Any payment is subject to all applicable taxes, withholdings and deductions. To assist participants in calculating individual bonuses, tables will be provided each year to Annual Plan participants to show the bonus percentages applicable for each component result in 1/10th point increments. For each of the three components of the Annual Plan (Trade Combined Ratio, Surplus and Written Premium), the base bonus percentage, corporate goal and performance factor will be set by the Executive Management Committee (upon approval by the Senior Executive Compensation Committee) at the beginning of the plan year.

TIMING OF PLAN PAYMENT Any incentive compensation from the Annual Plan will be paid following the approval by the Senior Executive Compensation Committee on March 10 of the year following the Plan Year. SEPARATION OF EMPLOYMENT Any Eligible Officer who separates from the Company for any reason other than retirement, death or Disability will not receive payment from the Annual Plan. SPECIAL CONSIDERATIONS All provisions in the Annual Plan are approved by the Senior Executive Compensation Committee on an annual basis. Any exceptions to the plan calculations or eligibility must be submitted to the Committee for consideration and the decision of the Committee is final. The following worksheet outlines the overall calculation for the plan.

Executive Annual Bonus Plan Trade Combined Ratio: + [( - ) * ] = TCR Base Bonus % TCR Goal TCR Result TCR Performance Factor TCR Contribution + Surplus Growth: + [( - ) * ] = Surplus Base Bonus % Surplus Result Surplus Goal Surplus Performance Factor Surplus Contribution MIN -15/MAX +30 + Written Premium Growth: + [( - ) * ] = WP Base Bonus % WP Result WP Goal WP Performance Factor WP Contribution MIN -15/MAX +15 = Unmodified Plan Percentage rounded to 1/10th MAX 125% * Role Adjustment Factor: officer's position within the Company as of December 31 of the Plan Year. Role Adjustment Factor Role or title Adjustment Factor President 1.3 Executive Management Committee Members 1.2 Policy Committee Members or Sr. VP 1.1 All other Vice Presidents 1.0 * Service Adjustment Factor: # of days during the plan year participating/365. Usually 1.0 except for new or retiring officers, or upon the occurrence of death or Disability. Retirement Notice Adjustment Factor: Will be 1.0 for current Eligible Officers, and in the case of death, Disability or retiring officers who provide Adequate Retirement Notice. Any retiring officers not providing adequate notice will use a factor of .50. Service Adjustment Factor * Retirement Notice Adjustment Factor = Individual Plan Percentage rounded to 1/10th * Salary: Officer's annual salary as shown in Workday as of December 15th of the Plan Year. $ Salary = $ Annual Plan Payout

Executive Annual Bonus Plan - SAMPLE Trade Combined Ratio: 35% + [( 99% - 97% ) * 7 ] = 49% TCR Base Bonus % TCR Goal TCR Result TCR Performance Factor TCR Contribution + Surplus Growth: 7.5% + [( 10.5% - 7.5% ) * _2_ _] = 13.5% Surplus Base Bonus % Surplus Result Surplus Goal Surplus Performance Factor Surplus Contribution MIN -15/MAX +30 + Written Premium Growth: 7.5% + [( 3% - 3% ) * 2 ] = 7.5% WP Base Bonus % WP Result WP Goal WP Performance Factor WP Contribution MIN -15/MAX +15 = 70% Unmodified Plan Percentage rounded to 1/10th MAX 125% * Role Adjustment Factor: officer's position within the Company as of December 31 of the Plan Year. 1.1 Role Adjustment Factor Role or title Adjustment Factor President 1.3 Executive Management Committee Members 1.2 Policy Committee Members or Sr. VP 1.1 All other Vice Presidents 1.0 * Service Adjustment Factor: # of days during the plan year participating/365. Usually 1.0 except for new or retiring officers, or upon the occurrence of death or Disability. 1.0 Service Adjustment Factor * Retirement Notice Adjustment Factor: Will be 1.0 for current Eligible Officers, and in the case of death, Disability or retiring officers who provide Adequate Retirement Notice. Any retiring officers not providing adequate notice will use a factor of .50. 1.0 Retirement Notice Adjustment Factor = 77% Individual Plan Percentage rounded to 1/10th * Salary: Officer's annual salary as shown in Workday as of December 15th of the Plan Year. $150,000 Salary = Assume the following information is available. Executive Management sets the following base bonus percentages, goals and performance factors at the beginning of the year: TCR Base = 35%, Goal =99, Performance Factor = 7 Surplus Base = 7.5%, Goal =7.5, Performance Factor = 2 Written Premium Base = 7.5%, Goal =3, Performance Factor = 2 Eligible Vice President that is a Policy Committee Member, not retiring and eligible the entire plan year. $115,000 Annual Plan Payout

PLAN DEFINITIONS AND SOURCES Adequate Retirement Notice: Written notification of an officer's intent to retire is received by his/her supervisor and human resources or a member of the Executive Management Committee no less than: Role or title Notice Required President one year prior to retirement date Executive Management Committee Members one year prior to retirement date Policy Committee Members or SVP nine months prior to retirement date All other Vice Presidents six months prior to retirement date For purposes of the Annual Plan, in no event can a retirement occur prior to the officer attaining age 55 at the time of separation. Annual Plan Payout: (Unmodified Plan Percentage * Role Adjustment Factor * Service Adjustment Factor * Retirement Notice Adjustment Factor) * Salary Disability: Disability is determined by the Eligible Officer becoming eligible to receive disability benefits under the Company’s applicable long-term disability program. Eligible Officer: Officers holding titles of Vice President, Senior Vice President, Executive Vice President or President for Employers Mutual Casualty Company on or before December 31st of the Plan Year who are not otherwise eligible for a separate bonus plan, as well as retiring officers (or those experiencing death or Disability) holding the title of Vice President, Senior Vice President, Executive Vice President or President for Employers Mutual Casualty Company during the Plan Year. Executive Management Committee: EMC President and CEO, EMC EVP/COO, EMC EVP for Corporate Development, EMC EVP Finance and Analytics, SVP Branch Operations. Individual Plan Percentage: The percentage applied to the officer’s Salary calculated by Unmodified Plan Percentage * Role Adjustment Factor * Service Adjustment Factor * Retirement Notice Adjustment Factor. This percentage yields the gross payment which is subject to all applicable taxes, withholdings, and deductions. Plan Year: The calendar year for the Annual Plan commencing on January 1st and ending on December 31st. Retirement Notice Adjustment Factor: A factor of 1.0 unless Adequate Retirement Notice was not received. Lack of Adequate Retirement Notice will generate a .50 factor. Role Adjustment Factor: Provides distinction among individual Eligible Officers based on title and service on either the Policy Committee or Executive Management Committee as of December 31st of the Annual Bonus Plan Year. Role or title Adjustment Factor President 1.3 Executive Management Committee Members 1.2 Policy Committee Members or Sr. VP 1.1 All other Vice Presidents 1.0 Salary: Officer's annual salary as shown in Workday as of December 15th of the Plan Year. For a retiring officer (or one experiencing death or Disability), salary shall be the annual salary shown in Workday as of the date of retirement (or death or Disability).

Service Adjustment Factor: Provides the proportion of time, during the bonus plan year, that an officer was eligible for the Annual Plan. This is a calculated factor expressed as Number of Days as an Eligible Officer during Plan Year/365. The result will be 1.0 except in those cases where an employee became an Eligible Officer during the Plan Year or where Eligible Officer retired, died or became disabled. Senior Executive Compensation Committee: Select members of either the EMCC Board of Directors or EMCI Board of Directors providing governance and oversight of executive compensation and stock award administration. Surplus Base Bonus Percentage: A percentage that will reflect the contribution of the surplus component if the Surplus Goal and Surplus Result are identical. Surplus Contribution: Surplus Base Bonus Percentage + ((Surplus Result - Surplus Goal) X Surplus Performance Factor) Surplus Goal: This Surplus growth goal is established by the Executive Management Committee at the beginning of the year. The Senior Executive Compensation Committee must approve the surplus growth goal each Plan Year as it relates to the calculation of the Annual Plan. Surplus Performance Factor: The multiplier used to increase or decrease the Surplus Contribution for every point the Surplus Result is above or below the Surplus Goal. Surplus Result: The one-year percentage change in policyholder's surplus for the company on a consolidated basis. The source data for this calculation can be found in the current year consolidated financial statement. It is calculated by dividing Surplus as regards policyholders, December 31 current year (page 4, column 1, line 39) by Surplus as regards policyholders, December 31 prior year (page 4, column 1, line 21) and subtracting one. TCR Base Bonus Percentage: A percentage that will reflect the contribution of the Trade combined ratio component if the TCR Goal and TCR Result are identical. TCR Contribution: TCR Base Bonus Percentage + ((TCR Goal - TCR Result) X TCR Performance Factor) TCR Goal: This Trade Combined Ratio is established by the Executive Management Committee at the beginning of the year and sent out as a companywide message for the Contingent Salary Plan Threshold. The Senior Executive Compensation Committee must approve the trade combined ratio goal each Plan Year as it relates to the calculation of the Annual Plan. TCR Performance Factor: The multiplier used to increase or decrease the TCR Contribution for every point the TCR Result is above or below the TCR Goal. TCR Result: The calculated trade combined ratio result for the company on a consolidated basis. The TCR can be found in the supplement to the financial statement. The supplement provides the final TCR, but a detailed calculation can be determined from the consolidated annual statement by calculating two ratios and adding them together. The first ratio is calculated by adding the amounts for Losses incurred (page 4, column 1, line 2), Loss adjustment expenses incurred (page 4, column 1, line 3), and Dividends to policyholders (page 4, column 1, line 17) together, and dividing the total by Premiums earned in the current year (page 4, column 1, line 1). The second ratio is calculated by dividing other Underwriting expenses incurred (page 4, column 1, line 4) by Total net premiums written (page 8, column 6, line 35). The TCR Result is the sum of these two ratios. Unmodified Plan Percentage: The addition of the TCR Contribution, Surplus Contribution and WP Contribution. WP Result: The one-year percentage change in written premium for the company on a consolidated basis. This number is published in the supplement to the financial statement. It can be calculated from the consolidated annual statement by dividing Total net premiums written in the current year (page 8, column 6, line 35 from the current year statement) by Total net premiums written in the prior year (page 8, column 6, line 35 from the prior year statement) and subtracting one.

WP Base Bonus Percentage: A percentage that will reflect the contribution of the Written Premium component if the WP Corporate Goal and WP Result are identical. WP Goal: This Written Premium growth goal is established by the Executive Management Committee at the beginning of the year. The Senior Executive Compensation Committee must approve the written premium growth goal each Plan Year as it relates to the calculation of the Annual Plan. Written Premium Contribution: WP Base Bonus Percentage + ((WP Result - WP Goal) X WP Performance Factor) WP Performance Factor: The multiplier used to increase or decrease the WP Contribution for every point the WP Result is above or below the WP Goal.

CLAWBACK PROVISION EMPLOYERS MUTUAL CASUALTY COMPANY POLICY FOR RECOVERY OF ERRONEOUSLY AWARDED INCENTIVE-BASED COMPENSATION Executive officers (as defined below) of Employers Mutual Casualty Company (the “Company”) may be required to repay previously awarded incentive-based compensation to the Company in certain circumstances and to the extent required under applicable law. For incentive compensation performance periods in progress as of the adoption of this policy and paid on or after January 1, 2015, the statement of terms and conditions accompanying any incentive-based compensation award made by the Company shall include a provision incorporating the requirements of this policy. To the extent there is a determination made that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements, the Compensation Committee of the Company’s Board of Directors and the Compensation Committee of EMC Insurance Group Inc.’s Board of Directors (EMCI) (collectively referred to as the Compensation Committees) will determine whether, and to what extent, recovery of any incentive-based compensation previously paid is appropriate based on the facts and circumstances involved. If it is determined that a recovery is appropriate, the Compensation Committees shall direct that the Company recover that portion of any incentive-based compensation (whether in the form of cash or equity, if applicable) paid to current and former executive officers during the 36-month period preceding the date the Company is required to issue the accounting restatement that is in excess of what would have been paid to the executive officers under the accounting restatement. The amount to be recovered from the executive officers based on an accounting restatement shall be the amount by which the affected incentive-based compensation exceeded the amount that would have been payable to such executive officers had the accounting statements initially been issued as restated; provided, however, the Compensation Committees reserve the authority to recover different amounts from different executive officers on such bases as they shall deem appropriate, such as in the case of an executive officer’s misconduct that contributes to the need for the accounting restatement. The Compensation Committees shall determine, subject to applicable law, whether the Company shall effect such recovery of incentive-based compensation (i) by seeking recovery from the executive officer; (ii) by reducing the amount that would otherwise be payable to the executive officer under any compensatory plan, program or arrangement maintained by the Company; (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount); or (iv) by any combination of the foregoing. For purposes of this policy, the term “executive officers” means those persons who received incentive-based compensation under the Company’s Senior Executive Compensation Bonus Program, Senior Executive Long Term Incentive Plan, or the incentive-based compensation plans applicable to the Company’s Bond Manager and the President of EMC Reinsurance Company. The term “incentive-based compensation” means, as applicable, cash or equity compensation paid under any of the above mentioned plans, the amount of which was determined in whole, or in part, upon specific performance-based goals relating to the financial results of EMC Insurance Companies, or its individual operating segments. The remedies outlined herein are in addition to, and not in lieu of, any action deemed necessary by the Compensation Committees, the Company’s Board of Directors, EMCI’s Board of Directors, or the Company (up to and including termination of employment), and any legal rights available to the Company to recover incentive-based compensation, and any action imposed by law enforcement agencies, regulators, or other authorities.